AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED JULY 18, 2011
TO

THE PROSPECTUS DATED MARCH 1, 2011

AMERICAN INDEPENDENCE ACTIVE INTEREST RATE MANAGEMENT FUND

(Formerly, the American Independence Total Return Bond Fund)

(the “Fund”)

(TICKER SYMBOLS: ATMIX, AATMX)

This Supplement dated July 18, 2011, supersedes the Supplement dated March 9, 2011 (the “Former Supplement”), and includes those changes noted in the Former Supplement under the first item below.  The Prospectus is hereby amended and supplemented, effective immediately, to reflect the following changes:

1.      Effective March 9, 2011, the Prospectus for the American Independence Funds Trust (the “Trust”) with respect to the Total Return Bond Fund is hereby amended and supplemented to reflect a name change to the Fund. There are no changes to the investment objective or strategies of the Fund due to the name change.  Throughout the Prospectus, all references to the “Total Return Bond Fund” shall be replaced with the new name, “Active Interest Rate Management Fund”.

Old Name	New Name

American Independence Total Return Bond Fund	American Independence Active Interest Rate Management Fund

2.      Effective immediately, the Active Interest Rate Management Fund will not seek to utilize derivatives in its investment strategy. All reference to derivatives with respect to the Fund shall be removed.

a.      Under the Fund’s “FUND SUMMARY”, the “Principal Investment Strategies, Risks and Performance” is replaced in its entirety with the following:

Principal Strategies.  Under normal market conditions, the Fund intends to invest in the following manner:

➢  At least 80% of its net assets, plus borrowings for investment purposes, will be invested in U.S. Treasury securities;

➢  The Fund will maintain an average duration between 0 and 11 years based on the adviser’s outlook for changes in interest rates;

➢  100% of the Fund’s total assets will be invested in U.S. dollar-denominated securities; and

Main types of securities the Fund may hold:

➢  U.S. Treasury securities including Treasury Bills, Treasury Notes and Treasury Bonds

➢  Short term money market securities, including cash, money market mutual funds and Treasury Bills

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met. A summary of the principal risks of investing in the Fund can be found below.

Interest Rate Risk. Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money by investing in the Fund.

Past Performance.  The Fund has not commenced operations as of the date of this prospectus, and, therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund.

b.      Under the Fund’s “MORE ABOUT THE FUNDS”, the “Related Risks” section is updated to reflect that the “Options Risk” does not related to the Fund, but only to the Absolute Return Bull Bear Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED JULY 18, 2011
TO

THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2011

AMERICAN INDEPENDENCE ACTIVE INTEREST RATE MANAGEMENT FUND

(Formerly, the American Independence Total Return Bond Fund)

(the “Fund”)

 (TICKER SYMBOLS: ATMIX, AATMX)

This Supplement dated July 14, 2011, supersedes the Supplement dated March 9, 2011 (the “Former Supplement”), and includes those changes noted in the Former Supplement under the first item below.  The Statement of Additional Information (“SAI”) is hereby amended and supplemented, effective immediately, to reflect the following changes:

1.      Effective March 9, 2011, the SAI for the American Independence Funds Trust (the “Trust”) with respect to the Total Return Bond Fund is hereby amended and supplemented to reflect a name change to the Fund. There are no changes to the investment objective or strategies of the Fund due to the name change.  Throughout the SAI, all references to the “Total Return Bond Fund” shall be replaced with the new name, “Active Interest Rate Management Fund”.

Old Name	New Name

American Independence Total Return Bond Fund	American Independence Active Interest Rate Management Fund

2.      Effective immediately, the Active Interest Rate Management Fund will not seek to utilize derivatives in its investment strategy. All reference to derivatives with respect to the Fund shall be removed.

Under “INVESTMENT POLICIES, PRACTICES AND RELATED RISKS”, the parenthetical note “(Both Funds”) after each of the following items shall be replaced with “(Absolute Return Bull Bear Bond Fund)”:

•        Derivative Securities   (found on page 2 of the SAI)

•        Options on Securities  (found on page 4 of the SAI)

•        Swap Agreements  (found on page 5 of the SAI)

•        Total Return Swaps  (found on page 6 of the SAI)

•        Interest Rate Futures Contracts (found on page 6 of the SAI)

•        Options on Interest Rate Futures Contracts (found on page 6 of the SAI)

•        Risk of Options and Futures Contracts (found on page 6 of the SAI)

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE